EXHIBIT 24

                       MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint H. FURLONG BALDWIN and EDWARD K. DUNN, JR., or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Registration Statement of the Corporation to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the offer and sale of shares to stockholders of Fredericksburg National Bancorp. Inc., and any amendment or amendments to such Registration Statement hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Dated: August 1, 1994


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                SIGNATURE                     TITLE                          SIGNATURE                     TITLE
- ------------------------------------------    -----          ------------------------------------------    -----
       /s/ THOMAS M. BANCROFT, JR.          Director                    /s/ MORRIS W. OFFIT              Director
..........................................                   ..........................................
         Thomas M. Bancroft, Jr.                                          Morris W. Offit


          /s/ RICHARD O. BERNDT             Director                /s/ CHRISTIAN H. POINDEXTER          Director
..........................................                   ..........................................
            Richard O. Berndt                                         Christian H. Poindexter


            /s/ JAMES A. BLOCK              Director                 /s/ WILLIAM C. RICHARDSON           Director
..........................................                   ..........................................
              James A. Block                                           William C. Richardson


        /s/ GEORGE L. BUNTING, JR.          Director                   /s/ BISHOP L. ROBINSON            Director
..........................................                   ..........................................
          George L. Bunting, Jr.                                         Bishop L. Robinson


           /s/ DOUGLAS W. DODGE             Director                   /s/ DONALD J. SHEPARD             Director
..........................................                   ..........................................
             Douglas W. Dodge                                            Donald J. Shepard


           /s/ B. LARRY JENKINS             Director                    /s/ BRIAN B. TOPPING             Director
..........................................                   ..........................................
             B. Larry Jenkins                                             Brian B. Topping


          /s/ ROBERT D. KUNISCH             Director                     /s/ JAY M. WILSON               Director
..........................................                   ..........................................
            Robert D. Kunisch                                              Jay M. Wilson


         /s/ WILLIAM J. MCCARTHY            Director                /s/ CALMAN J. ZAMOISKI, JR.          Director
..........................................                   ..........................................
           William J. McCarthy                                        Calman J. Zamoiski, Jr.
                SIGNATURE                     TITLE

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